UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2024

Applied Optoelectronics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36083	76-0533927
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13139 Jess Pirtle Blvd. Sugar Land, Texas	77478
(Address of principal executive offices)	(Zip Code)

(281) 295-1800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Trading Name of each exchange on which registered
Common Stock, Par value $0.001	AAOI	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Exchange Agreement

On December 23, 2024, Applied Optoelectronics, Inc. (the “Company”) closed the transaction contemplated by the exchange agreements (the “Exchange Agreements”) with certain holders (the “Noteholders”) of its 5.250% Convertible Senior Notes due 2026 (the “2026 Notes”). Pursuant to the Exchange Agreements, the Company exchanged approximately $76.7 million principal amount of the 2026 Notes for aggregate consideration consisting of (i) $125.0 million aggregate principal amount of 2.750% Convertible Senior Notes due 2030 (the “2030 Notes”), (ii) an aggregate of 1,487,874 shares of common stock, par value ($0.001 per share (“Common Stock”) (such shares being the “Exchange Shares”) and (iii) approximately $89.6 thousand of cash in aggregate, representing accrued and unpaid interest on the 2026 Notes and the value of fractional shares of Common Stock (such transactions, collectively, the “Exchanges”).

The issuance of the 2030 Notes and the Exchange Shares pursuant to the Exchanges were made in transactions exempt from registration pursuant to Sections 3(a)(9) and 4(a)(2) under the Securities Act of 1933, as amended (the “Securities Act”).

The foregoing description of the Exchange Agreements is only a summary and is qualified in its entirety by reference to the full text of the form of Exchange Agreement, which was filed as Exhibit 10.1 to the Current Report on Form 8-K dated December 20, 2024, and such form of Exchange Agreement is incorporated by reference herein.

Indenture and the 2030 Notes

The 2030 Notes were issued pursuant to an Indenture, dated as of December 23, 2024 (the “Indenture”), between the Company, as issuer, and Computershare Trust Company, N.A., as trustee.

The 2030 Notes bear interest at a rate of 2.750% per year and will pay interest semiannually in arrears on January 15 and July 15 of each year, beginning on July 15, 2025. The 2030 Notes will mature on January 15, 2030, unless earlier converted, redeemed or repurchased in accordance with their terms.

The conversion rate for the 2030 Notes is 23.0884 shares of Common Stock per $1,000 principal amount of the 2030 Notes (which is equivalent to a conversion price of approximately $43.31 per share of Common Stock, representing a premium of approximately 27.50% over the last reported sale price of the Common Stock on December 18, 2024 of $33.97 per share), subject to adjustment. Before October 15, 2029, holders of the 2030 Notes will have the right to convert their 2030 Notes only upon the satisfaction of a common stock sale price condition or a note trading price condition (each, as described in the Indenture) or upon the occurrence of certain events (including the occurrence of a Fundamental Change, Make-Whole Fundamental Change or Common Stock Change Event (each as defined in the Indenture). From and after October 15, 2029, holders of the 2030 Notes may convert their 2030 Notes at any time at their election until the close of business on the second scheduled trading day immediately before the maturity date. The Company will settle conversions by paying or delivering, as applicable, cash, shares of its Common Stock or a combination of cash and shares of its Common Stock, at the Company’s election, based on the applicable conversion rate(s).

The 2030 Notes will be redeemable, in whole or in part (subject to certain limitations described in the Indenture), at the Company’s option at any time, and from time to time, on or after January 15, 2027 and on or before the 40th scheduled trading day immediately before the maturity date, at a cash redemption price equal to the principal amount of the 2030 Notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the redemption date, but only if the last reported sale price per share of the Common Stock exceeds 130% of the conversion price on (1) each of at least 20 trading days, whether or not consecutive, during the 30 consecutive trading days ending on, and including, the trading day immediately before the date the Company sends the related redemption notice; and (2) the trading day immediately before the date it sends such notice.

In addition, the 2030 Notes will be redeemable, in whole or in part, at the Company’s option at any time, and from time to time, on or before the 40th scheduled trading day immediately before the maturity date, at a cash redemption price equal to the principal amount of the 2030 Notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the redemption date (subject to the right of a holder of 2030 Notes as of the close of business on a record date to receive the related interest payment on the corresponding interest payment date), if the “Specified Divestiture” (as defined in the Indenture) is completed.

Calling any 2030 Note for redemption will constitute a “Make-Whole Fundamental Change” (as defined in the Indenture) with respect to that 2030 Note, in which case the conversion rate applicable to the conversion of that 2030 Note will be increased in certain circumstances if it is converted after it is called for redemption.

In addition, if the Specified Divestiture is completed, then unless the Company has previously elected to redeem all of the 2030 Notes, each holder of 2030 Notes will have the right to require the Company to repurchase its 2030 Notes for cash on a date of the Company’s choosing, which must be a business day that is no more than 35, nor less than 20, business days after the date the Company’s sends the related notice of Specified Divestiture. The repurchase price for a note tendered for such repurchase will be equal to the principal amount of the 2030 Notes to be repurchased, plus accrued and unpaid interest, if any, to, but excluding, the repurchase date (subject to the right of a holder of 2030 Notes as of the close of business on a record date to receive the related interest payment on the corresponding interest payment date).

Moreover, if the Company undergoes a fundamental change, as described in the Indenture, holders of the 2030 Notes may require the Company to repurchase for cash all or part of their 2030 Notes at a repurchase price equal to 100% of the principal amount of the 2030 Notes to be repurchased, plus accrued and unpaid interest to, but excluding, the required repurchase date.

Additionally, the 2030 Notes are subject to customary events of default. The 2030 Notes do not restrict the Company’s ability to incur debt or liens. No sinking fund is provided for the 2030 Notes. There are no guarantors of the 2030 Notes.

The foregoing description of the Indenture and the 2030 Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the Indenture (including the form of 2030 Note included therein), filed as an exhibit hereto and incorporated by reference herein.

The 2030 Notes, the Exchange Shares and the shares of the Common Stock, if any, issuable upon conversion of the 2030 Notes have not been and will not be registered under the Securities Act, or any applicable state securities laws. The 2030 Notes, the Exchange Shares and the shares of the Common Stock, if any, issuable upon conversion of the 2030 Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

This Current Report on Form 8-K is not an offer to sell any securities of the Company and is not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.

Supplemental Indenture to the 2026 Notes Indenture

Pursuant to the terms of the Exchange Agreements governing the Exchanges, Noteholders of the 2026 Notes party thereto provided their consent to certain proposed amendments to the Indenture, dated as of December 5, 2023 (the “2026 Notes Indenture”), by and between the Company and Computershare Trust Company, N.A., as trustee (the “2026 Notes Indenture Trustee”). In connection with the Exchanges, the Company and the 2026 Notes Indenture Trustee entered into a first supplemental indenture, dated as of December 23, 2024 (the “Supplemental Indenture”), to the 2026 Notes Indenture. The Supplemental Indenture amends the 2026 Notes Indenture to eliminate certain restrictive covenants in the 2026 Notes Indenture that limit the Company’s ability and the ability of our subsidiaries to, among other things: (i) incur or guarantee additional indebtedness or issue disqualified stock; and (ii) create or incur liens.

The foregoing description of the Supplemental Indenture is only a summary and is qualified in its entirety by reference to the full text of the Supplemental Indenture, which is filed as Exhibit 4.3 hereto and is incorporated by reference herein.

Registered Direct Offering

Concurrently with the closing of the Exchanges, on December 23, 2024, the Company issued an aggregate of 1,036,458 shares of Common Stock, at a purchase price of $33.97 per share, in a registered direct offering (the “Registered Direct Offering”). The Registered Direct Offering was made pursuant to an automatic shelf registration statement on Form S-3ASR (Registration File No. 333-283905). The Registered Direct Offering closed on December 23, 2024.

Raymond James and Associates, Inc. acted as the sole placement agent (the “Placement Agent”) for the Company in connection with the Registered Direct Offering. Pursuant to that certain Placement Agency Agreement, dated as of December 18, 2024, between the Company and the Placement Agent, the Placement Agent is entitled to a fee equal to an aggregate of 3% of the aggregate principal amount of the Registered Direct Offering.

The Registered Direct Offering generated proceeds of approximately $33.7 million, after deducting placement agent fees and other estimated offering expenses payable by us. The Company intends to use the net proceeds from the Registered Direct Offering for general corporate purposes, which may include among other things, capital expenditures and working capital. The Company may also use such proceeds to fund acquisitions of businesses, technologies or product lines that complement its current business; however the Company has no present plans, agreements or commitments with respect to any potential acquisition.

The foregoing description of the Placement Agency Agreement is only a summary and is qualified in its entirety by reference to the full text of the Placement Agency Agreement, which was filed as Exhibit 1.1 to the Current Report on Form 8-K dated December 20, 2024, and such Placement Agency Agreement is incorporated by reference herein.

Item 1.02. Termination of a Material Definitive Agreement.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference regarding the termination of $76.7 million of the 2026 Notes. Following the cancellation of $76.7 million of the 2026 Notes in connection with the Exchanges, $3.5 million in aggregate principal amount of the 2026 Notes remain outstanding.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference regarding the 2030 Notes.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference regarding the 2030 Notes and the Exchange Shares. Approximately 3,679,688 shares of Common Stock may be issued upon conversion of the 2030 Notes, based on an increase from the initial conversion rate of 23.0884 shares of Common Stock to the initial maximum conversion rate of 29.4375 per $1,000 principal amount of the 2030 Notes, if a “Make-Whole Fundamental Change” as described in the Indenture occurs, which additional amount is subject to customary anti-dilution adjustment provisions.

Item 7.01. Regulation FD Disclosure.

On December 23, 2024, the Company issued a press release announcing the consummation of the Registered Direct Offering and the Exchanges. The full text of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act, except as shall be expressly set forth by reference in such a filing.

Forward-Looking Information

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terminology such as “believe,” “may,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “could,” “would,” “target,” “seek,” “aim,” “predicts,” “think,” “objectives,” “optimistic,” “new,” “goal,” “strategy,” “potential,” “is likely,” “will,” “expect,” “plan” “project,” “permit” or by other similar expressions that convey uncertainty of future events or outcomes. Such forward-looking statements reflect the views of management at the time such statements are made. These forward-looking statements involve risks and uncertainties, as well as assumptions and current expectations, which could cause our actual results to differ materially from those anticipated in such forward-looking statements. These risks and uncertainties include but are not limited to: reduction in the size or quantity of customer orders; change in demand for our products due to industry conditions; changes in manufacturing operations; volatility in manufacturing costs; delays in shipments of products; disruptions in the supply chain; change in the rate of design wins or the rate of customer acceptance of new products; our reliance on a small number of customers for a substantial portion of its revenues; potential pricing pressure; a decline in demand for our customers’ products or their rate of deployment of their products; general conditions in the internet datacenter, cable television (CATV) broadband, telecom, or fiber-to-the-home (FTTH) markets; changes in the world economy (particularly in the United States and China); changes in the regulation and taxation of international trade, including the imposition of tariffs; changes in currency exchange rates; the negative effects of seasonality; the impact of any pandemic or similar events on our business and financial results; and other risks and uncertainties described more fully in our documents filed with or furnished to the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2023 and our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2024, June 30, 2024 and September 30, 2024. More information about these and other risks that may impact our business are set forth in the “Risk Factors” section of our quarterly and annual reports on file with the Securities and Exchange Commission. You should not rely on forward-looking statements as predictions of future events. All forward-looking statements in this Current Report on Form 8-K are based upon information available to us as of the date hereof, and qualified in their entirety by this cautionary statement. Except as required by law, we assume no obligation to update forward-looking statements for any reason after the date of this Current Report on Form 8-K to conform these statements to actual results or to changes in our expectations.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1	Placement Agency Agreement (incorporated by reference to Exhibit 1.1 to the Company’s Current Report on Form 8-K dated December 20, 2024).

4.1	Indenture, dated as of December 23, 2024, between Applied Optoelectronics, Inc. and Computershare Trust Company, N.A., as Trustee.

4.2	Form of 2.750% Convertible Senior Note due 2030 (included as an exhibit to Exhibit 4.1).

4.3	First Supplemental Indenture, dated as of December 23, 2024 between Applied Optoelectronics, Inc. and Computershare Trust Company, N.A., as Trustee.

10.1*	Form of Exchange Agreement (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K dated December 20, 2024).

99.1	Press Release of Applied Optoelectronics, Inc. dated December 23, 2024.

104

Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

* Certain schedules and exhibits to this agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the SEC or its staff upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIED OPTOELECTRONICS, INC.

Date: December 23, 2024	By:	/s/ David C. Kuo
	Name:	David C. Kuo
	Title:	Senior Vice President and Chief Legal Officer